Exhibit 99.1

Signature of Reporting Persons:

This statement on
Form 3 is filed by Atlas Venture Associates III, L.P., Atlas
Venture
Fund III, L.P., Atlas Venture Entrepreneurs' Fund III, L.P., Atlas

Venture Associates IV, L.P., Atlas Venture Fund IV, L.P., Atlas Venture

Parallel Fund IV-A, C.V. and Atlas Venture Entrepreneurs' Fund IV, L.P. The principal business address of each of the reporting persons is 890 Winter
Street, Suite 320 Waltham, MA 02451. The reporting persons disclaim beneficial ownership of the securities listed herein except to the extent of their pecuniary interest therein.

Atlas Venture Fund
III, L.P.
By:  Atlas Venture Associates III, L.P.
Its General Partner

By:  Atlas Venture Associates III, Inc.
Its General Partner

By:
/s/ Jeanne Larkin Henry
Name:  Jeanne Larkin Henry
Title:  Vice
President

Atlas Venture Entrepreneurs Fund III, L.P.
By:  Atlas
Venture Associates III, L.P.
Its General Partner
By:  Atlas Venture
Associates III, Inc.
Its General Partner

By: /s/ Jeanne Larkin
Henry
Name:  Jeanne Larkin Henry
Title:  Vice President

Atlas
Venture Fund IV, L.P.
By:  Atlas Venture Associates IV, L.P.
Its
General Partner
By:  Atlas Venture Associates IV, Inc.
Its General
Partner

By: /s/ Jeanne Larkin Henry
Name:  Jeanne Larkin Henry

Title:  Vice President

Atlas Venture Entrepreneurs Fund IV, L.P.

By:  Atlas Venture Associates IV, L.P.
Its General Partner
By:  Atlas
Venture Associates IV, Inc.
Its General Partner

By: /s/ Jeanne
Larkin Henry
Name:  Jeanne Larkin Henry
Title:  Vice President


Atlas Venture Fund Parallel Fund IV-A, C.V.
By:  Atlas Venture
Associates IV, L.P.
Its General Partner
By:  Atlas Venture Associates
IV, Inc.
Its General Partner

By: /s/ Jeanne Larkin Henry
Name:
Jeanne Larkin Henry
Title:  Vice President

Atlas Venture Associates
III, L.P.
By:  Atlas Venture Associates III, Inc.
Its General Partner


By: /s/ Jeanne Larkin Henry
Name:  Jeanne Larkin Henry
Title:
Vice President

Atlas Venture Associates IV, L.P.
By:  Atlas Venture
Associates IV, Inc.
Its General Partner

By: /s/ Jeanne Larkin Henry

Name:  Jeanne Larkin Henry
Title:  Vice President